6. Future Commitment	12 Months Ended
Dec. 31, 2015
Notes
6. Future Commitment

6. Future Commitment

On December 1, 2015, the Company entered into an agreement with PT Kinerja Indonesia, an entity organized under the laws of Indonesia ("PT Kinerja"), for an exclusive, world-wide license to use and commercially exploit certain KinderjaPay technology and intellectual property. The licensing agreement requires a 1% royalty on sales generated by Solarflex.

Cancellation of Previous Agreement

On November 10, 2015, the Asset Purchase Rescission Agreement with IEC effectively cancelled the Patent Sale Agreement whereby the Company acquired all of the rights, title and interest in the patent known as the "Solar element and method of manufacturing the same". In consideration of the rescission the Company is released from all terms and is no longer obligated to pay any royalties under that agreement and has returned all related equipment.